SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2011

Commission File Number 333-136663

Nova Mining Corp.

(Exact name of small business issuer as specified in its charter)

Nevada	45-2753483
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2903 ½ Frank Gay Road
Marcellus, New York	13108
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (315) 558-3702

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01:

OTHER INFORMATION

On October 27, 2011 the Company issued a press release announcing that on October 27, 2011 its Board of Directors had declared a 5-for-1 split of its common stock.  The split will be effectuated in the form of a stock dividend to shareholders of record on November 11, 2011; the expected effective pay date will be November 14, 2011 the day the shares are issued. There will not be a mandatory exchange of certificates.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01:

FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

	99.1	Press release dated October 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nova Mining Corp.

By:

/s/ Carmen Joseph Carbona

Carmen Joseph Carbona

Chairman of the Board

Chief Executive Officer

Date:  October 28, 2011